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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report : May 14, 1996
                        (Date of earliest event reported)

                             PRICELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

       1-13526                                            13-3784318
(Commission File Number)                       (IRS Employer Identification No.)

                 45 Rockefeller Center, New York, New York 10020
                    (Address of principal executive offices)

               Registrant's Telephone Number, including area code:
                                 (212) 459-0800
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ITEM 5.  OTHER EVENTS.

         The purpose of this report is to file the financial statements of Dominion Cellular, Inc. for the year ended September 30, 1995, the financial statements of Dutchess County Cellular Telephone Company for the three months ended March 31, 1996 and the financial statements of Hudson Cellular Limited Partnership for the three months ended March 31, 1996.

         The aforementioned financial statements are attached as exhibits to this report and are hereby incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   27.1 Financial Data Schedule of Dominion Cellular, Inc. for the year ended September 30, 1995

   27.2 Financial Data Schedule of Dutchess County Cellular Telephone Company, Inc. for the 3 months ended March 31, 1996

   27.3 Financial Data Schedule of Hudson Cellular Limited Partnership for the 3 months ended March 31, 1996

   99.1 Financial statements of Dominion Cellular, Inc. for the year ended September 30, 1995

   99.2 Financial statements of Dutchess County Cellular Telephone Company for the three months ended March 31, 1996

   99.3 Financial statements of Hudson Cellular Limited Partnership for the three months ended March 31, 1996

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRICELLULAR CORPORATION

                                             By:  /s/ Robert Price
                                                  ------------------------------
                                                  Robert Price
                                                  President

Dated:   May 14, 1996
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                                EXHIBIT INDEX

 Exhibit
   No.                            Description
 -------                          -----------

   27.1 Financial Data Schedule of Dominion Cellular, Inc. for the year ended September 30, 1995

   27.2 Financial Data Schedule of Dutchess County Cellular Telephone Company, Inc. for the 3 months ended March 31, 1996

   27.3 Financial Data Schedule of Hudson Cellular Limited Partnership for the 3 months ended March 31, 1996

   99.1 Financial statements of Dominion Cellular, Inc. for the year ended September 30, 1995

   99.2 Financial statements of Dutchess County Cellular Telephone Company for the three months ended March 31, 1996

   99.3 Financial statements of Hudson Cellular Limited Partnership for the three months ended March 31, 1996